                                                                   EXHIBIT 10.50

                            OPTION ESCROW AGREEMENT

     THIS OPTION ESCROW AGREEMENT (the "Agreement") is made effective as of the Effective Time (as defined in the Merger Agreement (as defined below)) by and among Industrial Data Systems Corporation, a Nevada corporation ("Parent"), PEI Acquisition, Inc., a Texas corporation, all of whose capital stock is owned (indirectly through ownership of IDS Engineering Management, LC, a Texas limited liability company) by Parent (the "Purchaser"), the persons and entities listed on the attached Schedule 1 (the "Significant PEI Shareholders"), Michael L. Burrow, acting as the shareholder representative for the Significant PEI Shareholders (the "Shareholder Representative"), and Johnny
J. Williams (the "Escrow Agent").

                                   RECITALS:
                                   --------
     A. Parent, Purchaser, IDS Engineering Management, LC, a Texas limited liability company, and Petrocon Engineering Inc., a Texas corporation ("PEI"), entered into a Merger Agreement on or about July 31, 2001 (the "Merger Agreement").

     B. The Merger Agreement provides that each outstanding and unexercised PEI stock option and warrant that represents a right to acquire securities in PEI shall be assumed by Parent and converted into an option or warrant, as the case may be (together, the "Surviving Options"), to purchase shares of Parent common stock, par value $.001 per share (the "Common Stock"), in an amount and at an exercise price set forth in the Merger Agreement.

     C. The Merger Agreement further provides that the Significant PEI Shareholders are to deposit the number of shares of Common Stock equal to the number of shares issuable on the exercise of the Surviving Options (the "Escrow Shares"), into an escrow created by this Agreement, which shall be a fund to satisfy the obligations under the Surviving Options pursuant to the Merger Agreement.

     D. Pursuant to the terms of the Merger Agreement, upon the exercise of any Surviving Option, the Parent shall deliver the aggregate exercise price (less any amount required to be paid in by Parent for social security and Medicare taxes as a result of such exercise) received by Parent (the "Consideration") to the Escrow Agent for deposit into an escrow created by this Agreement.

     E. This Agreement, together with the Merger Agreement, shall govern the terms upon which Escrow Agent may distribute the Escrow Shares to holders of the Surviving Options (the "Surviving Option Holders") and to the Significant PEI Shareholders. Capitalized terms used in this Agreement but not defined herein shall have the definition ascribed to them in the Merger Agreement.

     NOW, THEREFORE, in consideration of the promises contained herein and in the Merger Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                  AGREEMENT:

     1.   Appointment of Escrow Agent; Delivery of Escrow Shares; Delivery of
          -------------------------------------------------------------------
Exercise Price. Each of the Parent, Purchaser, and the Shareholder
--------------
Representative hereby appoints Johnny J. Williams as Escrow Agent, and Escrow Agent hereby accepts such appointment. Immediately after the Closing, the Shareholder Representative shall deliver or cause to be delivered to Escrow Agent original share certificates registered in the name of the Shareholder Representative as agent for the Significant PEI Shareholders, and representing the Escrow Shares, together with a fully executed blank stock power bearing the name of Escrow Agent as the transferee. Upon the exercise of any Surviving Option after the Closing, the Parent shall deliver the Consideration to the Escrow Agent.

     2.   Parent's Claim Certificates. Parent, from time to time on or prior to
          ---------------------------
the expiration of the Surviving Options, may make a claim to some or all of the Escrow Shares (the "Parent's Claim") by delivering to Escrow Agent a certificate (the "Parent's Claim Certificate") signed by the president or a vice president of Parent stating:

          (a)  That a Surviving Option Holder has exercised a Surviving Option;

          (b) The amount of Consideration received by Parent from the Surviving Option Holder, and that such Consideration has been delivered to the Escrow Agent;

          (c) The amount of the Parent's Claim (rounded to the nearest whole share), which shall be a number of Escrow Shares equal to the number of shares issuable upon the exercise of the Surviving Option;

          (d) That, upon payment of the Parent's Claim, the Parent shall cancel a number of Escrow Shares equal to the amount of the Parent's Claim; and

          (e) That Parent has delivered a copy of such Parent's Claim Certificate to the Shareholder Representative and the date on which such copy was delivered.

     3.   Disputed Parent's Claims. The Shareholder Representative may dispute
          ------------------------
or object to any Parent's Claim, in whole or in part, by delivering to Escrow Agent a notice (a "Shareholder Representative's Objection Notice") within 15 days of receipt of the Parent's Claim Certificate stating:

          (a) That the Shareholder Representative disputes or objects to such Parent's Claim;

          (b) The reasons for such objections or dispute, set forth in reasonable detail;

          (c) That the Shareholder Representative has delivered a copy of the Shareholder Representative's Objection Notice to Parent and the date on which such copy was delivered; and

          (d) The portion of the Parent's Claim set forth in the Parent's Claim Certificate, if any, which is not disputed or objected to.

     Whenever there shall be delivered to Escrow Agent a Shareholder Representative's Objection Notice, Parent and the parties shall invoke the conciliation and arbitration procedures set forth in the Merger Agreement. Any claim which is disputed or objected to by the Shareholder Representative shall, to the extent of such dispute or objection, constitute a "Disputed Claim."

     4.   Distribution of Escrow Shares.
          -----------------------------

          (a) If Escrow Agent receives from the Shareholder Representative written notice of consent or agreement to all or part of a Parent's Claim, or fails to receive a timely Shareholder Representative's Objection Notice, Escrow Agent shall thereupon promptly:

               (1) deliver to Parent from the Escrow Shares a share certificate or certificates representing a number of shares equal to the amount of such Parent's Claim.

               (2) deliver the Consideration to each Significant PEI Shareholder based on their Pro Rata Share (as hereinafter defined); provided however that if any Significant PEI Shareholder's Pro Rata Share of the Consideration is less than $500, the Escrow Agent may hold such funds in escrow, in a non-interest bearing account, until the amount of the disbursements due to such Significant PEI Shareholders aggregate at least $500.

          (b) If the Escrow Shares are not sufficient to satisfy in full any obligations to Parent under the preceding Section 4(a), Escrow Agent shall deliver to Parent such Escrow Shares as are available.

     5.   Shareholder Representative's Claim Certificates. The Shareholder
          -----------------------------------------------
Representative, upon the expiration of any Surviving Options, may make a claim to some or all of the Escrow Shares (the "Shareholder Representative's Claim") by delivering to Escrow Agent a certificate (the "Shareholder Representative's Claim Certificate") signed by the Shareholder Representative stating:

          (a)  That a Surviving Option has expired;

          (b) The amount of the Shareholder Representative's Claim (rounded to the nearest whole share), which shall be a number of Escrow Shares equal to the number of shares that would otherwise have been issued upon exercise of the expired Surviving Option; and

          (c) That the Shareholder Representative has delivered a copy of such Shareholder Representative's Claim Certificate to the Parent and the date on which such copy was delivered.


     6.   Disputed Shareholder Representative's Claim. The Parent may dispute
          -------------------------------------------
or object to any Shareholder Representative's Claim, in whole or in part, by delivering to Escrow Agent a notice signed by the president or vice president of the Parent (a "Parent's Objection Notice") within 30 days of receipt of the Shareholder Representative's Claim stating:

          (a) That the Parent disputes or objects to such Shareholder Representative's Claim;

          (b) The reasons for such objections or dispute, set forth in reasonable detail;

          (c) That the Parent has delivered a copy of said Objection Notice to the Shareholder Representative and the date on which such copy was delivered; and;

          (d) The portion of the Shareholder Representative's Claim set forth in the Shareholder Representative's Claim Certificate, if any, which is not disputed or objected to.

     7.   Payment of Shareholder Representative's Claims.
          ----------------------------------------------

          (a) If Escrow Agent receives from the Parent written notice of consent or agreement to all or part of a Shareholder Representative's Claim, or fails to receive a timely Parent's Objection Notice, Escrow Agent shall thereupon promptly deliver to the Significant PEI Shareholders the number of shares equal to their Pro Rata Share (as hereinafter defined); provided however that if any Significant PEI Shareholder's Pro Rata Share of such shares is less than 500 shares, the Escrow Agent may hold such shares in escrow until the aggregate number of undisbursed shares attributable to such Significant PEI Shareholders' Pro Rata Share (together with any other undisbursed shares attributable to such Significant PEI Shareholder's Pro Rata Share) is 500 or more shares.

          (b) If the Escrow Shares are not sufficient to pay in full any amounts payable to the Significant PEI Shareholders under Section 7(a), Escrow Agent shall pay to Significant PEI Shareholders such Escrow Shares as are available.

     8.   Distribution of Escrow Shares.
          -----------------------------

          (a) Escrow Agent shall not make any distribution of Escrow Shares with respect to any Parent's Claim or Shareholder Representative's Claim until:

              (1) it receives the written consent or agreement of the Parent or the Shareholder Representative, as the case may be, with respect to such distribution, or fails to receive a timely Shareholder Representative's Objection Notice or Parent's Objection Notice; or

              (2) there is a Final Decision with respect to a Disputed Claim. "Final Decision" means a decision, order, judgment or decree of an arbitrator or court having jurisdiction which is either not subject to appeal or as to which notice of appeal has not been timely filed or served.

          (b) In addition to the foregoing, Parent, Purchaser, Escrow Agent and the Shareholder Representative agree that at any time and from time to time, Parent shall be authorized, upon the joint written request of the Shareholder Representative and a Surviving Option Holder and within five days of such request, to issue to such Surviving Option Holder the number of shares of Common Stock specified by the Shareholder Representative and such Surviving Option Holder (which number may be zero) in such request (the "Requested Shares"), provided that contemporaneous with such written request:
          --------

              (1)  the Surviving Option is thereby canceled;

              (2) the Escrow Agent surrenders to Parent for cancellation a number of shares of Common Stock equal to the number of shares that the Shareholder Representative and such Surviving Option Holder have requested Parent to issue in such request;


              (3) the number of Escrow Shares remaining would be equal to or greater than the aggregate number of shares issuable upon exercise of all then outstanding Surviving Options.

          (c) Promptly following the issuance of any Requested Shares, the Escrow Agent shall issue to the Significant PEI Shareholders the number of Escrow Shares equal to the difference between the total number of shares issuable upon the exercise of the Surviving Option canceled in connection with the issuance of the Requested Shares (regardless of whether such shares were vested) and the number of Requested Shares.

     9.   Adjustments to Escrow Shares; Dividends; Voting.
          -----------------------------------------------

          (a) If Parent or any Significant PEI Shareholder is entitled to receive any securities or other distributions in respect of or in exchange for any of the Escrow Shares (other than dividends declared by the Board of Directors of Parent on the Escrow Shares that are payable in cash), whether by way of stock dividends, share splits, recapitalizations, liquidations, mergers, consolidations, split-ups, spin-offs, redemptions, exchanges or conversions of shares and the like ("New Shares"), such Significant PEI Shareholder shall deliver share certificates representing such New Shares and such other distributions (registered in the name of the Shareholder Representative as agent for such Significant PEI Shareholder) to Escrow Agent, along with a fully executed blank stock power bearing the name of the Escrow Agent as the transferee. Upon receipt of such New Shares and other distributions, Escrow Agent shall hold in escrow such securities and the same shall be subject to all of the provisions of this Agreement relating to the Escrow Shares. Notwithstanding anything to the contrary herein, any dividend declared by the Board of Directors of Parent that is payable in cash with respect to the Escrow Shares shall not be delivered to the Escrow Agent and each Significant PEI Shareholder shall be entitled to receive such Significant PEI Shareholder's Pro Rata Share of such cash dividend.

          (b) Subject to the terms of the Voting Agreement, the Shareholder Representative shall have all voting rights with respect to the Escrow Shares for so long as such Escrow Shares are held in the Escrow Fund; provided that if
                                                               --------
so directed by the Requisite Shareholders (as hereinafter defined) with respect to any matter submitted to a vote of the shareholders of IDS, the Shareholder Representative shall, subject to the Voting Agreement, vote the Escrow Shares as directed by the Requisite Shareholders. "Requisite Shareholders" means, on any date of determination, Significant PEI Shareholders having a Pro Rata Share of 51% or more of the Escrow Shares.

     10.   Distributions and Reductions. With respect to any distribution of the
           ----------------------------
Escrow Shares to the Significant PEI Shareholders, each Significant PEI Shareholder shall be entitled to receive such Significant PEI Shareholders' Pro Rata Share of the Escrow Shares, and with respect to any delivery of Escrow Shares to the Parent in accordance with the terms hereof each Significant PEI Shareholder shall bear its Pro Rata Share of such reduction in the Escrow Shares. Each Significant PEI Shareholder's Pro Rata Share shall be the percentage set forth in Exhibit 1.
                        ---------

     11.   Shareholder Representative as Agent.
           -----------------------------------

          (a)  Appointment. Each Significant PEI Shareholder hereby designates
               -----------
and appoints the Shareholder Representative as its Shareholder Representative and agent under this Agreement, and each Significant PEI Shareholder hereby irrevocably authorizes Shareholder Representative to execute and deliver the documents and to take such action or to refrain from taking such action on its behalf under the provisions of this Agreement and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. In performing its functions and duties under this Agreement, Shareholder Representative shall act solely as agent of the Significant PEI Shareholders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Parent or Purchaser.

          (b)  Nature of Duties. The duties of the Shareholder Representative
               ----------------
shall be mechanical and administrative in nature. The Shareholder Representative shall not have by reason of this Agreement a fiduciary relationship in respect of any Significant PEI Shareholder. Nothing in this Agreement, express or implied, is intended to or shall be construed to impose upon Shareholder Representative any obligations in respect of this Agreement except as expressly set forth herein or therein. If Shareholder Representative seeks the consent or approval of any Significant PEI Shareholder to the taking or refraining from taking any action hereunder, then Shareholder Representative shall send notice thereof to each Significant PEI Shareholder. Shareholder Representative shall promptly notify each Significant PEI Shareholder any time that the Requisite Shareholders have instructed Shareholder Representative to act or refrain from acting pursuant hereto.

          (c)  Rights, Exculpation, Etc. Neither Shareholder Representative
               ------------------------
nor any of his agents shall be liable to any Significant PEI Shareholder for any action taken or omitted by them hereunder or under the Merger Agreement, or in connection herewith or therewith, except that Shareholder Representative shall be liable to the extent of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction. Shareholder Representative may at any time request instructions from the Significant PEI Shareholders with respect to any actions or approvals which by the terms of this Agreement, Shareholder Representative is permitted or required to take or to grant, and if such instructions are promptly requested, Shareholder Representative shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any person or entity for refraining from any action or withholding any approval under this Agreement until it shall have received such instructions from Requisite Shareholders or all or such other portion of the Significant PEI Shareholders as shall be prescribed by this Agreement. Without limiting the foregoing, no Significant PEI Shareholder shall have any right of action whatsoever against Shareholder Representative as a result of Shareholder Representative acting or refraining from acting under this Agreement in accordance with the instructions of Requisite Shareholders and, notwithstanding the instructions of Requisite Shareholders, the Shareholder Representative shall have no obligation to take any action if it believes, in good faith, that such action exposes Shareholder Representative to any liability for which it has not received satisfactory indemnification in accordance with Section 11(d).

          (d)  Indemnification. Significant PEI Shareholders will reimburse
               ---------------
and indemnify Shareholder Representative for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Shareholder Representative in any way relating to or arising out of this Agreement or any action taken or omitted by Shareholder Representative under this Agreement, in proportion to each Significant PEI Shareholders' Pro Rata Share, but only to the extent that any of the foregoing is not reimbursed by Parent or Purchaser; provided,
                                                               --------
however, that no Significant PEI Shareholders shall be liable for any portion of
-------
such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements to the extent resulting from Shareholder Representative's gross negligence or willful misconduct as determined by a court of competent jurisdiction. If any indemnity furnished to Shareholder Representative for any purpose shall, in the opinion of Shareholder Representative, be insufficient or become impaired, Shareholder Representative may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Requisite Shareholders until such additional indemnity is furnished. The obligations of the Significant PEI Shareholders under this 11(d) shall survive the termination of this Agreement.

          (e)  Successor Shareholder Representative.
               ------------------------------------

              (1)  Resignation. Shareholder Representative may resign from
                   -----------
the performance of all its agency functions and duties hereunder at any time by giving at least 30 days prior written notice to the Significant PEI Shareholders. Such resignation shall take effect upon the acceptance by a successor Shareholder Representative of appointment pursuant to Section 11(e)(2) or as otherwise provided below.

              (2)  Appointment of Successor. Upon any such notice of resignation
                   ------------------------
pursuant to Section 11(e)(1) above or the death or disability of the Shareholder Representative, Requisite Shareholders shall appoint a successor Shareholder Representative. If, with respect to a retiring Shareholder Representative, a successor Shareholder Representative shall not have been so appointed within the 30-day period referred to in Section 11(e)(1), the retiring Shareholder Representative, upon notice to the Escrow Agent, may petition any court of competent jurisdiction to appoint a successor escrow agent.

              (3)  Successor Shareholder Representative. Upon the acceptance
                   ------------------------------------
of any appointment as Shareholder Representative under the Agreement by a successor Shareholder Representative, such successor Shareholder Representative shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Shareholder Representative, and the retiring Shareholder Representative shall be discharged from its duties and obligations under this Agreement. After any retiring Shareholder Representative's resignation as Shareholder Representative or upon the death or disability of the Shareholder Representative, the provisions of this Section 11(e)(3) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Shareholder Representative.

     12.   Share Certificates. In connection with any issuance of Escrow Shares
           ------------------
to Parent or to any Significant PEI Shareholder, Escrow Agent and Parent agree to take any and all actions necessary to cause a stock certificate evidencing the number of shares to be delivered to Parent, delivered to the Significant PEI Shareholders or to Escrow Agent, as the case may be, as required or specified in this Agreement, including the issuance of stock certificates to each Significant PEI Shareholder evidencing the Pro Rata Share of such Significant PEI Shareholder with respect to any distribution to the Significant PEI Shareholders required by this Agreement.

     13.   Notices.  All notices (including Objection Notices), certificates
           -------
(including Parent's Claim Certificates and Shareholder Claim Certificates), payment, and distributions required or permitted to be given or delivered hereunder shall be deemed to have been properly given or delivered to the following addresses, if delivered in person, or, if mailed, on the second business day following the date when mailed by registered or certified mail, postage prepaid and addressed as follows:


  If to Purchaser:                        PEI Acquisition, Inc.
                                          Attn: William A. Coskey
                                          600 Century Plaza Drive, Building 140
                                          Houston, Texas 77073

  With a copy (which shall not
  constitute notice) to:                  Jenkens & Gilchrist
                                          A Professional Corporation
                                          Attn: Kathryn K. Lindauer
                                          600 Congress Avenue, Suite 2200
                                          Austin, Texas 78701

  If to Parent:                           Industrial Data Systems Corporation
                                          Attn: William A. Coskey
                                          600 Century Plaza Drive, Building 140
                                          Houston, Texas 77073

  With a copy (which shall not
  constitute notice) to:                  Jenkens & Gilchrist
                                          A Professional Corporation
                                          Attn: Kathryn K. Lindauer
                                          600 Congress Avenue, Suite 2200
                                          Austin, Texas 78701

  If to Shareholder Representative:       Mr. Michael L. Burrow
                                          3155 Executive Blvd.
                                          Beaumont, Texas 77705

  With a copy (which shall not
  constitute notice) to:                  Gardere Wynne Sewell LLP
                                          Attn: Gary B. Clark
                                          1601 Elm Street, Suite 3000
                                          Dallas, Texas 75201

  If to Escrow Agent:                     Johnny J. Williams
                                          13831 Northwest Freeway, Suite 155
                                          Houston, Texas  77040

or to such other address as a party shall designate by written notice to all other parties to the Agreement.

     14.   Escrow Agent.
           ------------

          (a)  Reliance. The Escrow Agent may act upon any instrument or other
               --------
writing believed by it in good faith to be genuine and to be signed or presented by the proper person or persons and shall not be liable in connection with the performance by it of its duties pursuant to the provisions hereof, except for its own willful misconduct or gross negligence. Parent, Purchaser, and each Significant PEI Shareholder shall, jointly and severally, indemnify and hold harmless the Escrow Agent pursuant to Section 17 of the Agreement.

          (b)  Successor Agent.
               ---------------

              (1)  Resignation. Escrow Agent may resign from the performance
                   -----------
of all its agency functions and duties hereunder at any time by giving at least 30 days prior written notice to Parent and the Shareholder Representative. Such resignation shall take effect upon the acceptance by a successor Escrow Agent of appointment pursuant to Section 14(b)(2) or as otherwise provided below.

              (2)  Appointment of Successor. Upon any such notice of
                   ------------------------
resignation pursuant to Section 14(b)(1) or the death or disability of the Escrow Agent, Parent and the Shareholder Representative shall, by mutual agreement, appoint a successor Escrow Agent. If, with respect to a retiring Escrow Agent, a successor Escrow Agent shall not have been so appointed within the 30 day period referred to in Section 14(b)(1), the retiring Escrow Agent, upon notice to Parent and the Shareholder Representative, may petition any court of competent jurisdiction to appoint a successor Escrow Agent. The retiring Escrow Agent shall continue to serve until his successor is duly appointed and accepts such service.

              (3)  Successor Escrow Agent. Upon the acceptance of any
                   ----------------------
appointment as Escrow Agent under the Agreement by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Escrow Agent's resignation as Escrow Agent or upon the death or disability of the Escrow Agent, the provisions of this Section 14(b)(3) shall inure to its benefit as to any actions taken or omitted to be taken by him while he was Escrow Agent.

     15.  Termination of Escrow. Upon the expiration, termination or
          ---------------------
cancellation of all Surviving Options, the Escrow Shares and any Consideration received with respect thereto held by Escrow Agent pursuant to the terms of this Agreement, less a reasonable reserve (as determined by mutual agreement of Parent and the Shareholder Representative, but if they cannot agree, then by the Escrow Agent) to cover Disputed Claims shall be distributed by

Escrow Agent to the Significant PEI Shareholders or their respective successors or assigns. With respect to Shares reserved to cover Disputed Claims, upon settlement of such Disputed Claim, this escrow shall terminate, and all remaining Escrow Shares held by Escrow Agent shall be distributed by Escrow Agent to the Significant PEI Shareholders.

     16.  Fees and Expenses. The Escrow Agent shall not be entitled to
          -----------------
compensation for his services. The Escrow Agent shall be reasonably compensated for services and reimbursed for all costs and expenses, including reasonable attorney's fees and expenses, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable one-half from the Significant PEI Shareholders (with each Significant PEI Shareholder being responsible for its Pro Rata Share of such one-half) and one-half from Purchaser.

     17.  Indemnification of Escrow Agent. Parent, Purchaser, and each
          -------------------------------
Significant PEI Shareholder hereby agrees to jointly and severally indemnify and hold harmless Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against Escrow Agent arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates unless such action, claim or proceeding is the result of the willful misconduct or gross negligence of Escrow Agent. Escrow Agent may consult counsel in respect of any question arising under this Agreement or the Merger Agreement, and Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel. The Significant PEI Shareholders' portion of any indemnity pursuant to this Agreement shall be deducted from the Escrow Shares.

     18.  Resignation of Escrow Agent. Escrow Agent may resign upon 30 days
          ---------------------------
advance written notice to the Shareholder Representative, Parent, and Purchaser. If a successor escrow agent is not appointed within the 30-day period following such notice, Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent.

     19.  Counterparts. This Agreement may be executed by facsimile and in two
          ------------
or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one agreement. Signatures transmitted via facsimile shall be deemed originals for purposes of this Agreement.

     20.  Governing Law. This Agreement shall be construed, performed, and
          -------------
enforced in accordance with, and governed by, the internal laws of the State of Texas, without giving effect to the principles of conflict of laws thereof that direct the application of the laws of a different state. Venue for any disputes pursuant to this Agreement shall be in Harris County, Texas, and the parties agree to submit to the jurisdiction of the state and federal courts in Harris county, Texas.

     21.  Amendments. This Agreement may be amended or modified, and any of the
          ----------
terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such conditions, or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.

     22.  Section Headings. The section headings in this Agreement are for
          ----------------
reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     23.  Severability. If any provision of this Agreement is held by final
          ------------
judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition, the invalid, illegal or unenforceable provision shall be deemed to be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to equitably adjust the parties' respective rights and obligations hereunder.

            [The Remainder of this Page is Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

                                  PETROCON ENGINEERING, INC.

                                  By:_________________________________
                                     Michael L. Burrow, President and Chief
                                     Executive Officer

                                  INDUSTRIAL DATA SYSTEMS CORPORATION

                                  By:_________________________________
                                     William A. Coskey, President

                                  PEI ACQUISITION, INC.

                                  By:_________________________________
                                     William A. Coskey, President

                                  SHAREHOLDER REPRESENTATIVE

                                  _________________________________
                                  Michael L. Burrow

                                  ESCROW AGENT

                                  _________________________________
                                  Johnny J. Williams, Esq.


                    Signature Page to Option Escrow Agreement

                               SIGNIFICANT PEI SHAREHOLDERS:

                               EQUUS II INCORPORATED,  a  Delaware
                               corporation

                               By:
                                  _________________________________
                                  Randall B. Hale, Vice President

                               M.L. Burrow Family Partnership, Ltd.*
                               Michael L. Burrow*
                               Fahad Al-Tamimi*
                               Norbert C. Roobaert*
                               David L. Hopson*
                               Jimmie N. Carpenter*
                               Thomas H. Noble*
                               Douglas W. Eckols Family Partnership, Ltd.*
                               The Olan Weeks Family Limited Partnership, Ltd.* Olan B. Weeks*
                               Terry D. Allen*
                               Lowell J. Walker, Sr.*
                               Mills Group, Ltd.*
                               Robert W. Raiford*
                               Robert G. Chapman Family Partnership, Ltd.*
                               Owen G. Vaughn, Jr.*
                               The   Lawrence   J.   Bradford   Family
                               Partnership, Ltd.*
                               Robert A. Knost*
                               David Smith*
                               William or Carolyn Miller*
                               Willie E. Rigsby*
                               Byron P. Walker, Sr.*

* Indicates that the Shareholder has executed this Option Escrow Agreement by execution of a Master Signature Page.

                   Signature Page to Option Escrow Agreement

                                   SCHEDULE 1

                          SIGNIFICANT PEI SHAREHOLDERS
                          ----------------------------

             Name                                    Pro Rata Share
             ----                                    --------------

M.L. Burrow Family Partnership, Ltd.                      10.759%
Michael L. Burrow                                          8.967%
Equus II Incorporated                                     13.208%
Fahad Al-Tamimi                                            9.051%
Norbert C. Roobaert                                        8.627%
David L. Hopson                                            7.780%
Jimmie N. Carpenter                                        4.766%
Thomas H. Noble                                            3.830%
Douglas W. Eckols Family Partnership, Ltd.                 3.666%
The Olan Weeks Family Limited Partnership, Ltd.            3.370%
Olan B. Weeks                                              1.628%
Terry D. Allen                                             3.346%
Lowell J. Walker, Sr.                                      2.803%
Mills Group, Ltd.                                          2.298%
Robert W. Raiford                                          2.162%
Robert G. Chapman Family Partnership, Ltd.                 2.073%
Owen G. Vaughn, Jr.                                        2.036%
The Lawrence J. Bradford Family Partnership, Ltd.          2.022%
Robert A. Knost                                            1.755%
David Smith                                                1.594%
William or Carolyn Miller                                  1.460%
Willie E. Rigsby                                           1.628%
Byron P. Walker, Sr.                                       1.169%